Exhibit 31.2

CERTIFICATION PURSUANT TO

SECURITIES EXCHANGE ACT RULES 13a-14 and 15d-14

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michelle S. Siegert., Vice President of Finance, certify that:

1. I have reviewed this Amendment No. 1 to the report on Form 10-K of Pulmatrix, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 26, 2021

/s/ Michelle S. Siegert
Michelle S. Siegert
Vice President of Finance
(Principal Financial Officer)